SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Commission File No. 1-10308

                                  ------------

                          July 23, 1999 (July 21, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware
(State or other jurisdiction                                    06-0918165
     of incorporation or                                     (I.R.S. Employer
       organization)                                      Identification Number)

     9 West 57th Street
     New York, New York                                              10019
(Address of principal executive                                   (Zip Code)
          office)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)

                                 Not Applicable
       (Former name, former address and former fiscal year, if applicable)

ITEM 5.           OTHER EVENTS

                  Earnings Release. On July 21, 1999, we reported our 1999 second quarter results. Attached hereto as Exhibit 99.1 is the press release relating to the second quarter earnings release which is incorporated herein by reference in its entirety.

                  On July 21, 1999, we announced the final results of our Dutch Auction Self-Tender Offer for 50 million shares of our common stock. Reference is made to Exhibit 99.2 herein, which is incorporated by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS
NO.      DESCRIPTION
-------- -----------------------------------------------------------------------

99.1     Press Release: Cendant Corporation Reports 1999 Second Quarter Results
99.2 Press Release: Cendant Corporation Announces Final Results of its Dutch Auction Self-Tender Offer

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                               CENDANT CORPORATION




                               BY:  /s/  Jon F. Danski
                                         Jon F. Danski
                                         Executive Vice President, Finance and
                                         Chief Accounting Officer



   Date:   July 23, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED JULY 23, 1999 (JULY 21, 1999)


                                  EXHIBIT INDEX



Exhibit
   No.            Description
-------           --------------------------------------------------------------

  99.1            Press Release: Cendant Corporation Reports 1999 Second Quarter
                  Results
  99.2            Press Release: Cendant Corporation Announces Final
                  Results of Its Dutch Auction Self-Tender Offer